                                                                    EXHIBIT 10.3


                      DATED the 1lth day of January , 2001


                               CHINASOUND LIMITED


                                       and


                          SUPPLY CHAIN SERVICES LIMITED



                                ----------------

                        T E N A N C Y  A G R E E M E N T


               relating to 5th Floor on Guangdong Textile Centre,

             Nos. 22, 24 and 26, Minden Avenue, Kowloon, Hong Kong.

                                ----------------



                          S. K. LAM, ALFRED CHAN & CO.,
                             Solicitors & Notaries,
                       202, Dina House, Ruttonjee Centre,
                           11 Duddell Street, Central,
                                    Hong Kong
                              Ref: S/S/TEN:C4456/00
                           Doc: PARTICULARS-GUANGDONG5

                                   PARTICULARS


--------------------------------------------------------------------------------
COLUMN   1                 COLUMN   2
--------------------------------------------------------------------------------
Date of Agreement          The 11th day of January     , 2001
--------------------------------------------------------------------------------
Landlord                   CHINASOUND LIMITED (                          ) whose
                           registered office is situate at 17th Floor, Guangdong
                           Textile Centre, Nos. 22, 24 and 26, Minden Avenue,
                           Tsimshatsui, Kowloon.
--------------------------------------------------------------------------------
Tenant                     SUPPLY CHAIN SERVICES LIMITED whose registered office
                           is situate at 31 New Henry House, 10 Ice House
                           Street, Central, Hong Kong
--------------------------------------------------------------------------------
Property                   5th Floor on Guangdong Textile Centre, 22, 24 and
                           26 Minden Avenue, Tsimshatsui, Kowloon.
--------------------------------------------------------------------------------
Term                       2 Years
--------------------------------------------------------------------------------
Commencement Date          The 6th day of December 2000
--------------------------------------------------------------------------------
Rent                       Hong Kong Dollars Twenty Two Thousand Seven Hundred
                           And Fifty Only (HK$22,750.00) per month.
--------------------------------------------------------------------------------
Management Charges         Hong Kong Dollars Nine Thousand Five Hundred And
                           Fifty Five Only (HK$9,555.00) per month, which is
                           subject to revision at the absolute discretion of the
                           Landlord.
--------------------------------------------------------------------------------
Deposit                    Hong Kong Dollars Ninety Six Thousand Nine Hundred
                           And Fifteen Only (HK$96,915.00) as to HK$68,250.00
                           being rental deposit and HK$28,665.00 being
                           management charges deposit.
--------------------------------------------------------------------------------
Permitted Use              For business purpose only
--------------------------------------------------------------------------------
Rent Free Period           6th December 2000 to 5th February 2001 and 6th
                           October 2002 to 5th December 2002, during which the
                           Tenant is responsible for the Government rates,
                           air-conditioning and management charges.
--------------------------------------------------------------------------------
Bulky Deliveries           Monday to Friday
                           (inclusive)          :      From 8:30 am to 5:00 pm
                           Saturday             :      From 9:00 am to 1:00 pm
--------------------------------------------------------------------------------
Air-conditioning           Monday to Friday
 Operating Hours           (inclusive)          :      From 8:30 am to 6:00 pm
                           Saturday             :      From 8:30 am to 1:30 pm
--------------------------------------------------------------------------------

     THIS AGREEMENT is made on the date stated as the Date of Agreement in the Particulars BETWEEN (1) the Landlord and (2) the Tenant

     WHEREBY IT IS AGREED as follows:-

DEFINITIONS         1. (1) In this Agreement the following expressions have the following meanings:

                           (a) expressions in Column 1 of the preceding table
                               hereof have the meanings assigned to them by Column 2 thereof;

                           (b) the Landlord includes its successors in title.

                       (2) Where the Tenant is more than one person their
                           obligations shall be joint and several.

                       (3) Unless the context otherwise requires, words, herein
                           importing the masculine feminine or neuter gender shall include the others of them and words herein in the singular shall include the plural and vice versa.

                       (4) The marginal notes are intended for guidance only
                           and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.

                       (5) Any reference to any Ordinance includes a reference
                           to that Ordinance as amended or replaced from time to time and to subordinate legislation or bye-law made thereunder.

                       (6) The Particulars mentioned hereinbefore shall form
                           part of this Agreement.

LETTING TERM        2. The Landlord shall let and the Tenant shall take ALL the
 AND RENT Property on an "as is basis" together with the existing fixture and fittings therein for the Term from the Commencement Date paying therefor during the Term the Rent (exclusive of rates) and the Air-conditioning and Management Charges payable in advance on the 6th day of each calendar month free of any deductions whatsoever; the first payment to be made on the signing hereof.

TENANT'S            3. The Tenant agrees with the Landlord as follows:-
 OBLIGATIONS
 TO PAY RENT,          (1) To pay the Rent and Air-conditioning and Management
 AIR-CONDITIONING          Charges as aforesaid without any set off or
                           deduction whatsoever.

TO PAY RATES           (2) To pay and discharge all rates, taxes, assessments,
 AND OUTGOINGS             duties, charges, impositions and outgoings
                           whatsoever of an annual or recurring nature to be charged or imposed in respect of the Property or upon the Landlord or occupier in respect thereof
                           (Government rent and Property Tax only excepted).

                       (3) To pay and discharge all charges for water,
                           electricity, gas, telephone and other services, whatsoever to be charged or imposed in respect of the Property and to pay all necessary deposits (if any) for the meters therefor.

TO MAINTAIN            (4) At the Tenant's expense to keep all the interior of
 PROPERTY IN               the Property including the flooring and interior
 REPAIR                    plaster or other finishes or rendering to walls,
                           floors and ceilings and the Landlord's fixtures therein including all doors, windows, plumbing and sanitary apparatus, electrical installations and wiring in good, clean tenantable repair and condition and properly preserved and painted
                           (reasonable wear and tear excepted) and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the Term in like condition except as aforesaid.

TO BE RESPONSIBLE      (5) To be wholly responsible for any loss, damage or
 FOR INTERIOR              injury caused to any person whomsoever directly or
 DEFECTS                   indirectly through the defective or damaged
                           condition of any pan of or any installation in the Property caused by any act or default of the Tenant and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims, and demands made upon the Landlord in respect of any such loss, damage or injury and all costs and expenses incidental thereto.

TO REPLACE GLASS       (6) To replace at the Tenant's own expense any glass in
                           any doors or windows of the Property that may become broken, from whatever cause, during the tenancy.

TO ALLOW ACCESS        (7) To permit the Landlord and all persons authorised by
 TO LANDLORD               the Landlord upon notice and at all reasonable times
                           except in cases of emergency to enter (or in cases of emergency or where the Landlord does not receive any response from the Tenant within seven days of the service of such notice to break and enter) the Property to:-

                           (a) ascertain whether the Tenant's obligations under
                               and the conditions of this Agreement have been observed and performed,

                           (b) view (and to open up floors and ceiling where the
                               same is required in order to view) the state of repair and condition of the Property,

                           (c) take schedules or inventories of fixtures and
                               fittings and other items in the Property,

                           (d) carry out work or do anything whatsoever
                               comprised within the Landlord's obligations in this Agreement Provided that any such opening-up shall be made good by and at the cost of the Landlord where the same reveals no breaches of the terms or conditions hereof.

TO EXECUTE             (8) Forthwith to comply with any notice given by the

REPAIRS                     Landlord specifying any works or repairs which the
 ON NOTICE                  Tenant has failed to execute in breach of the terms
                            hereof Provided that if within fourteen days of The service of such a notice the Tenant shall not have commenced and be proceeding diligently with the execution of the works or repairs specified or shall fail to complete within one month (or any other reasonable period stipulated by the Landlord), then to permit the Landlord to enter the Property to execute such works or repairs, and to pay to the Landlord upon demand the cost of so doing and all expenses (including any professional fees) incurred by the Landlord.

NOT TO INJURE          (9)  Not to cut maim or injure or permit or suffer to be
 PROPERTY                   cut maimed or injured any doors, windows, walls,
                            beams, structural members or any part of the fabric of the Property nor any of the plumbing or sanitary apparatus or installations included therein, nor to overload the floors, ceilings or walls of the Property.

NOT TO ASSIGN          (10) Not to assign underlet or otherwise, part with the
                            possession of the Property or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Property or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Property (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the Property on notice to that effect from the Landlord, This tenancy shall be personal to the Tenant itself and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this Sub-Clause:-

                            (a) In the case of a tenant which is a partnership
                                the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

                            (b) In the case of a tenant who is an individual
                                (including a sole surviving partner of a partnership) the taking up of the tenancy upon the death, insanity or other disability of that individual by the executors administrators personal representatives next-of-kin trustees or committee of any such individual, or the admission of a new partner or partners.

                            (c) In the case of a tenant which is a corporation
                                any take-over by other company or persons, amalgamation, merger, reconstruction or liquidation of the Tenant itself.

                            (d) The giving by the Tenant of a Power of Attorney
                                or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the same.

                            (e) The change of the Tenant's business name or
                                nature of business without the previous written consent of the Landlord which consent shall not be unreasonably withheld.

NOT TO PRODUCE         (11) Not to produce or permit or suffer to be produced
 NOTICE any music, noise (including sound produced by broadcasting or any apparatus or equipment capable of producing reproducing receiving or recording sound) so as to be a nuisance or annoyance to the Landlord or to occupiers of other premises or in the neighbourhood or in anywise against the laws or regulations of Hong Kong.

NOT TO CAUSE           (12) Not to do or permit or suffer to be done any act or
 NUISANCE thing, which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of other premises in the neighbourhood.

INDEMNITY              (13) To indemnify the Landlord against all actions costs
                            claims and demands made upon or against the Landlord in respect of damage to the person or property of any person caused by or through or arising out of any breach, non-observance, non-performance and non-compliance by the Tenant of any of the terms, conditions and covenants subject to and under which the Property is held.

NOT TO STORE           (14) Not to keep or store or permit or suffer to be kept
 DANGEROUS GOODS            or stored on or in the Property any arms ammunition
                            gunpowder saltpetre kerosene or other explosive or combustible or hazardous goods or substance.

USER                   (15) Not to use or permit or suffer to be used the
                            Property for any purpose other than the Permitted use.

PROHIBITED USES        (16) Not to use or permit or suffer the Property to be
                            used for any illegal or immoral purpose.

VITIATING              (17) Not to do or permit or suffer to be clone in the
 INSURANCE                  Property anything which may avoid any policy or
                            policies of insurance in respect of the Property or increase any premium payable for the same and to indemnify the Landlord against all loss and damage suffered in consequence of any breach of this sub-clause and to pay to the Landlord any increase in the insurance premium attributable to the Property by a breach of this sub-clause such payment of increased premium to be made by the Tenant on demand and recoverable as rent in arrear.

INSURANCE              (18) (a) To effect and maintain during the currency of
                                this tenancy insurance cover in respect of the following and on terms set out hereunder :-

                                (i)   Third Party In respect of third party
                                      liability of the landlord and liability
                                      for loss injury or damage to any person or property whatsoever caused through or by any act default or neglect of the Tenant which might give rise to a claim for indemnity pursuant to Clause 3(13) hereof;

                                (ii)  Any glass in the windows doors and
                                      partition now or hereafter on or in the
                                      Property for its full replacement value;

                                (iii) Water Damage
                                      Against damage to stock fixtures and
                                      fittings for the full insurable value
                                      occurring in respect of the use or misuse of the fire sprinkler system installed within the Property or the incursion or water therein; and

                                (iv)  Tenant's Fittings
                                      The Tenant's fittings and equipment within the Property against fire and extraneous perils for their full replacement value.

                            (b) The policy or policies of such insurance shall
                                be effected with an insurance company duly registered with the Insurance Authority under the Insurance Companies Ordinance, Chapter 41 of the Laws of Hong Kong subject to the prior approval of the Landlord which approval shall not be unreasonably withheld and further endorsed to show the Landlord as joint insured and the said policy or policies of insurance shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior consent of the Landlord. The Tenant hereby further undertakes to produce to the Landlord as and when required by the Landlord such policy or policies of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is fully paid up and in all respects valid and subsisting and to cause all monies received by virtue of any such insurance to be forthwith paid to the Landlord and that if the Tenant shall at any time fail to keep the

                                Property insured as aforesaid the Landlord may do all things necessary to effect and maintain such insurance and any monies spent by the Landlord for that purpose shall be repayable by the Tenant on demand and be recoverable by the Tenant on demand and be recoverable forthwith by the Landlord by action.

NOT TO OBSTRUCT        (19) Not to encumber or obstruct or permit to be
 COMMON AREAS               encumbered or obstructed with any boxes, dustbins,
                            merchandise, goods, machines, articles, packaging or obstruction of any kind or nature any of the entrances, lifts, staircases, landings and passages, lobbies or other parts of the Building or in any place which is not hereby exclusively let to the Tenant.

TO OBSERVE             (20) Not to do or suffer any act which shall amount to a
 OTHER DEEDS                breach or non-performance or non-observance of any
                            negative or restrictive covenant contained in the Crown Lease or Conditions under which the ground upon which the Building is erected is held from the Crown or of any covenant term or condition contained in the Deed of Mutual Covenant and the Management
                            Agreement (if any) and the House Rules (if any) in respect of the Building.

TO PAY COST OF         (21) To pay to the Landlord on demand all costs incurred
 CLEARING DRAINS            by the Landlord in cleansing or clearing any of the
                            drains, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or license of the Tenant.

TO PROTECT             (22) To take all reasonable precautions to protect the
 PROPERTY Property against damage by storm or typhoon or the like.

TO PERMIT VIEWING      (23) To permit upon reasonable notice at any time during
                            the last three months of the Term (howsoever determined) the Landlord and all persons authorised by the Landlord including prospective purchasers and tenants to view the Property without interruption.

TO PAY LANDLORD'S      (24) To pay all costs, charges and expenses (including
 COSTS any professional fees) incurred by the Landlord in relation or incidental to:-

                            (a) any application by the Tenant for any licence or
                                consent under this Agreement (whether or not the same be granted or refused or proffered subject to any condition), and

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
                            (b) the recovery or attempted recovery of arrears of
                                rent or other sums due from the Tenant.

NOT TO ALTER           (25) Not to make or cause to make or connive at any
                            alterations structural to the Property and not to put up any partition or other erection or installation or electrical circuit on any pan of the Property without the consent in writing of the Landlord. In the Landlord shall give consent to such alteration, partition or erection it shall in any event be subject to:-

                            (a) the condition that the Tenant shall not cause
                                any damage to the Property or any part thereof in addition to such other conditions as the Landlord shall think fit to impose; and

                            (b) also the condition that the prior approval or
                                consent is obtained from the Building Authority, Fire Services Department, Labour Department or any other relevant authority for such alteration or partition.

NOT TO USE AS          (26) Not to use or allow to be used the Property or any
 DOMESTIC                   part thereof to prepare any food or as sleeping
 PREMISES                   quarters or as domestic premises and not to allow
                            any person to remain in the Property overnight except the Tenant's night watchman.

NOT TO EXHIBIT         (27) (a) Not to exhibit or display any signboard,
 OR DISPLAY                     name-plate, advertisement, or other device
 SIGNBOARD                      whether illuminated or not which shall cause
                                nuisance to other person or trespass upon other people's property on or in the Property.

                            (b) Subject to sub-clause (c) hereinafter following
                                not to put up any signboard other than that of a suitable sign showing the Tenant's trading name and business.

                            (c) Not to affix or put up or display any signboard,
                                sign, decorations or other thing whatsoever outside the Property or any door wall pier or window except with the approval of the Landlord. The Landlord shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord may think fit. The Tenant shall upon demand of the Landlord remove any signboard, sign or decoration approved to be put up upon the termination of this tenancy agreement. The landlord may remove any such signboard, sign or decoration if the Tenant refuses so to do, in which event, the Tenant shall indemnify the Landlord all loss and expenses thus incurred. The Tenant shall pay the Landlord immediately upon demand the reasonable costs incurred by the Landlord in affixing repairing or replacing as necessary the Tenant's name in lettering or characters upon the appropriate directory boards in or on the Building. The Landlord shall have the right to remove at the cost and expense of the Tenant any signboard, sign, decoration or thing which shall be affixed put up or displayed without the prior approval of the Landlord.

TO YIELD UP            (28) At  the  expiration or sooner determination of this
                            Agreement to deliver up to the Landlord vacant possession of the Property in its original state and in good and tenantable state of repair and condition (fair wear and tear excepted) and all the keys of the Property together with any additional fixtures, fittings, erections alterations or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the Property without payment of any compensation for such additional erections alterations or improvements Provided Always that the Landlord may at the expiration or sooner determination of this Agreement on giving reasonable notice require the Tenant to remove such additional fixtures, fittings, erections, alterations or improvements at the cost and expense of the Tenant.

TO COMPLY WITH         (29) At the Tenant's expense to comply in all respects
 LAWS with the provisions and requirements of the Buildings Ordinance, Chapter 123 and the Town Planning Ordinance, Chapter 31 or any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder relating to the use or occupation by the Tenant hereunder and to indemnify (as well after the expiration of the Term by effluxion of time or otherwise as during its continuance) and to keep the Landlord indemnified against all liability whatsoever including costs and expenses in respect of any contravention thereof.

NOT TO OBSTRUCT        (30) Not to block up darken or obstruct or obscure any
 LIGHT windows or lights belonging to the Property without having obtained the express written consent of the Landlord which consent may be given subject to such conditions as the Landlord may in its absolute discretion impose.

DELIVERY OF            (31) Not to take delivery of furniture equipment fittings
 FURNITURE ETC              or bulky items in and out of the Building during the
                            hours specified in the PARTICULARS hereto and under no circumstances to use passenger lifts for goods delivery purposes at any time.

EXCLUSION OF           (32) Not to hold the Landlord liable in any way to the
 LANDLORD'S                 Tenant or to any person whomsoever in respect of any
 LIABILITY                  injury damage or loss of business or other liability
                            whatsoever which may be suffered by the Tenant or by any other person or any property howsoever caused and in particular, but without limitation, caused by or through or in any way owing to:-

                            (a) any interruption of any of the services herein
                                mentioned by reason of the demolition or rebuilding or refurbishing of the Building or any part thereof the necessary repair or maintenance of any installations or apparatus or damage thereto or destruction thereof by fire water act of God or other cause beyond the Landlord's control or by reasons of mechanical electrical or other defect or breakdown or other inclement conditions or unavoidable shortage of fuel materials water or labour or any cause whatsoever beyond the Landlord's control, or

                            (b) the act neglect or default of the Tenants and
                                occupiers of any other parts of the Building and their employees agents licensees and invitees,

                            (c) any defect in the supply of electricity or from
                                any surge reduction variation interruption or termination in the supply of electrical power, or

                            (d) any typhoon landslide subsidence of the ground
                                escape of fire leakage or water or electric current from the water pipes or electric wiring cables or ducts situate in upon or in any way connected with the Building or any part thereof or dropping or falling of any article object or material whatsoever including cigarette ends, glass or tiles, the escape of water, fire or electricity or vibrations from any floor office or premises forming part of the Building or in the neighbourhood.

                            (e) the defective or damaged condition of the
                                Premises (save and except inherent structural defects) or the Landlord's fixtures therein or any part thereof.

LANDLORD'S          4. The Landlord hereby agrees with the Tenants as follows:-
 OBLIGATIONS TO
 PAY GOVERNMENT        (1)  To pay the Government rent and Property Tax
 RENT QUIET                 attributable to or payable in respect of the
 ENJOYMENT                  Property.

                       (2) That the Tenant paying the Rent as aforesaid and observing and performing the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed shall peaceably hold and enjoy the Property during the Term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

TO REPAIR              (3)  To maintain and keep the main structure of the
 EXTERIOR                   Property and every part of such  main  structure in
                            proper and tenantable repair and condition (except the doors and windows) PROVIDED that:-

                            (a) The Landlord's liability hereunder shall not be
                                deemed to have arisen unless and until written notice of any want of repair of the same shall have been previously given by the Tenant to the Landlord and the Landlord shall have failed to take steps to repair the same AFTER the lapse of a reasonable time.

                            (b) Notwithstanding anything to the contrary as
                                contained in this clause it shall be the responsibility and liability of the Tenant to repair and make good at its own expense all defects, want of repair and damages caused by the act default neglect or omission of the Tenant and all persons authorized or permitted by the Tenant to use the Property.

                            (c) The Landlord shall not be required to repaint or
                                whitewash any external part of the Property unless required to do so by any Government Authorities or under the Deed of Mutual Covenant relating to the Property.

TO REPAIR ROOF         (4)  To amend and repair such defects (not attributable
 ETC                        to the act of the Tenant or its invitees licensees
                            servants or agents) to the roof main electricity supply cables main drains and water pipes main walls and exterior window frames of the Building and the lifts and central air-cooling and heating plant therein as the Landlord shall discover or as the Tenant or other authorized person or Authority shall by notice in writing bring to the attention of the Landlord and to maintain the same in a proper state of repair and condition at the cost of the Landlord PROVIDED that the Landlord shall be entitled to be given a reasonable period of time within which to view any such defects and to amend and repair the same and PROVIDED further that the Landlord shall be liable neither to pay compensation to the Tenant in respect of any period during which due to circumstances beyond the control of the Landlord the proper operation of the said lifts central air-cooling and heating plant or any of them shall be interrupted as the result of mechanical failure or need for repair or overhaul nor to grant, any abatement of rent or service change in respect of such interruption.

TO SUPPLY              (5)  Subject to Clauses 3(32) and 4(4) hereof to provide
 AIR-CONDITIONING           and maintain for the Premises a central air-
                            conditioning service during the hours and on the days specified in the PARTICULARS hereto

                            PROVIDED that the electric power for any fan-coil air-cooling and circulating units installed within or exclusively for the use of the Premises shall be connected to the Tenant's electricity supply meter and the Tenant shall pay direct to the supply authority or undertaker for the electric power consumed thereby and provided further that the Tenant shall permit the Landlord and its servants accredited agents or contractors access to the Premises at all reasonable times after due prior notice for the purpose of carrying out necessary maintenance repair or replacement of any air-conditioning plant and equipment installed within the Premises by the Landlord.

OTHER               5. IT IS HEREBY EXPRESSLY AGREED as follows:-
 STIPULATIONS
 RE-ENTRY ON           (1)  If at any time during the Term:
 DEFAULT
                            (a) the rent hereby agreed to be paid or any part
                                thereof shall be unpaid for fourteen days after the same shall become payable (whether legally or formally demanded or not), or

                            (b) the Tenant shall fail or neglect to observe or
                                perform any of the agreements, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed, or

                            (c) the Tenant (being an individual) shall become
                                bankrupt or (being a corporation) shall go into liquidation whether compulsory or voluntary (save the voluntary liquidation of a solvent company for the purposes of amalgamation or reconstruction) or otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the Property or otherwise on the Tenant's goods, then and in any such case it will be so, will for the Landlord at any time thereafter to re-enter the Property or any part thereof in the name of the whole whereupon this tenancy shall absolutely case and determine but without prejudice to any right of action of the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements, stipulations, terms and conditions herein contained and on the Tenant's part to be observed and performed to the Landlord's right to deduct all loss damage and proper expense thereby incurred from the Deposit paid by the Tenant in accordance with clause 7 hereto.

INTEREST ON            (2)  If the Rent or any other sum payable by the Tenant
 ARREARS                    to the Landlord under this Agreement shall not be
                            paid after becoming due the same shall be payable with interest thereon at the rate per annum of 2% above the prime for me time being from the date when it was due to the date on which it is actually paid.

NOTICE OF RE-          (3)  A written notice served by the Landlord on the
 ENTRY                      Tenant in manner hereinafter mentioned to the effect
                            that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.

NON-WAIVER             (4)  Acceptance of rent by the Landlord or any act
                            omission or acquiescence on the pan of the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

LANDLORD NOT           (5)  (a) The Landlord shall not be under any liability
 LIABLE FOR                     whatsoever to the Tenant or any member of the
 DAMAGE                         Tenant's family or any servant, licensee, agent,
                                visitor, guest, customer, or invitee of the Tenant's, or any person claiming any right title or interest under the Tenant:-

                                (i)   for the payment of any claim for
                                      compensation arising out of the operation of this Agreement or any provision hereof; or

                                (ii)  for any damage or injury which may be
                                      sustained by the Tenant or by any such
                                      person or persons as aforesaid on account of the defective or damaged condition of the Property or the Landlord's fixtures therein or any lift or any pan thereof and in particular the Landlord shall not be responsible to the Tenant or any person or persons as aforesaid for any damage caused by or through or in anywise owing to any typhoon leakage of water or electric current from the water pipes or electric wiring or cable situated upon or in anyway connected with the Property unless such damage shall result from the breach by the Landlord of one or more obligations hereby imposed after notice requiring compliance shall have been given and there shall not have been compliance within a reasonable time.

                            (b) For the security or safekeeping of the Property
                                or nearly therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord of watchmen and caretakers or any mechanical or electrical systems of alarm of whatsoever nature if any shall not create any obligation on the part of the Landlord as to the security of the Property or any contents therein and the responsibility for the safety of the Property or any contents therein shall at all times rest with the Tenant.

ACTS OF TENANT'S       (6)  For the purposes of this Agreement any act, default
 AGENTS                     neglect or omission of any guest, visitor, servant,
                            agent, licensee or invitee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

ARREARS                (7)  The rent and air-conditioning and management charges
                            payable in respect of the Property shall be and be deemed to be in arrear if not paid in advance at the times and in manner herein provided for payment thereof.

NOTICES FOR            (8)  During the three months immediately preceding the
 RE-LETTING                 expiration of the Term (or sooner if the rent or any
                            part thereof shall be in arrear and unpaid for upwards of one calendar month) the Landlord shall be at liberty to enter the Property and affix and maintain without interference upon any external part of the Property a notice stating that the Property is to be let or sold and such other information in connection therewith as the Landlord shall reasonably require.

SERVICE OF             (9)  Any notice required to be served hereunder shall, if
 NOTICES                    to be served on the Tenant, be sufficiently served
                            if addressed to the Tenant and sent by prepaid post to or delivered at the Property or the Tenant's last known place of business or residence in Hong Kong and, if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the Landlord's last known place of business or residence in Hong Kong. A notice sent by post shall be deemed to be given at the time and date of posting.

COSTS AND              (10) (a) All Landlord's costs of the preparation of and
 STAMP DUTY                     incidental to this Agreement shall be borne by
                                the Landlord and the Tenant in equal shares.

                            (b) The stamp duty on this Agreement and its
                                counterpart and registration fees (if any) shall be borne by the Landlord and the

                                Tenant in equal shares.

NO WARRANTY            (11) Nothing in this Agreement or in any consent granted
 OF USER by the Landlord under this Agreement shall imply or warrant that the Property may be used for the purpose herein authorised (or any purpose subsequently authorised) under any legislations or statutory regulations.

SALE OF                (12) If after the Tenant has vacated the Property at the
 UNCLAIMED                  expiration or sooner determination of the Term any
 ARTICLES                   effect or article of the Tenant remains in or on the
                            Property, and the Tenant fails to remove it within seven days after being requested by the Landlord so to do, or if after using its best endeavours the Landlord is unable to make such a request to the Tenant within fourteen days from the first attempt so made by the Landlord:

                            (a) the Landlord may as the agent of the Tenant sell
                                or otherwise dispose of such effect or article, provided that the Tenant will indemnify the Landlord against any liability incurred by the Landlord having not of any such sale or disposition or to any third party whose effect or article shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such effect or article belonged to the Tenant and that all costs and expenses of and incidental to any such sale or disposition shall be borne by the Tenant and be first deducted from the proceeds of sale or disposition,

                            (b) if the Landlord having made reasonable efforts
                                is unable to locate the Tenant the Landlord shall be entitled to retain the said proceeds of sale or disposition absolutely unless the Tenant shall claim the same within three months of the date upon which the Tenant vacated the Property, and

                            (c) the Tenant shall indemnify the Landlord against
                                any damage occasioned to the Property or the Building or any adjacent or neighboring premises of the Landlord and any actions, claims, proceedings, costs, expenses and demands made against the Landlord caused by or related to the presence of the effect or article in or on the Property.

STATE OF PROPERTY      (13) The Tenant shall take the Property in its present
 KEY MONEY                  decorative repair and condition.

                       (14) The Tenant hereby expressly declares that it has
                            paid no premium, construction key money or other sum of money of a similar nature to the Landlord or other person or persons authorised by the Landlord for the possession of the Property or for the granting of this tenancy.

NEW TENANCY            (15) Any acceptance of rent by the Landlord on or after
                            expiration, of the Term shall not create any new tenancy or renewal or extension of the existing tenancy unless written agreement has been signed between the parties hereto to show otherwise.

ABATEMENT OF        6. Should the Property or part thereof be rendered unfit for
 RENT use and occupation by any cause not attributable to the negligence or default of the Tenant, the Rent or part thereof proportionate to the part unfit for use and occupation shall abate and cease to be payable until the Property shall have been again rendered fit for occupation and if already paid shall be refunded by me Landlord to the Tenant without interest until the Property shall again be rendered fit for habitation and use. Provided that nothing heroin shall impose on the Landlord any obligation to repair or reinstate the Property or any part thereof and if the Property shall not be repaired or reinstated within a period of three months from the time when the Property shall be rendered unfit for habitation the Tenant or the Landlord may terminate the Agreement in which event the Tenant shall deliver up vacant possession of the Property of the Landlord and notwithstanding any statutory provision to the contrary neither party shall have any claim against the other of them for damages compensation or otherwise apart from rights of action already accrued before such termination of this Agreement.

PAYMENT OF          7. The Tenant shall on the signing hereof pay to and
 DEPOSIT maintain at all times during the Term with the Landlord the Deposit to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed. The Deposit shall be retained by the Landlord throughout the Term flee of any interest to the Tenant with power for the Landlord, without prejudice to any other right of remedy hereunder to deduct therefrom the amount of any cost expense loss or damage repayment of deposit sustained by the Landlord as a result of any non-observance or non-performance by the Tenant of any such agreements stipulations terms or conditions. Subject as aforesaid and to clause 8 hereof, the Deposit shall be refunded to the Tenant by the Landlord within fourteen days after the expiration or sooner determination of the Term and the delivery of vacant possession of the Property to the Landlord or within fourteen days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or nonperformance of any of the agreements, stipulations terms or conditions and on the part of the Tenant to be observed and performed whichever is the later.

WAIVER OF CLAIM     8. (1)  It is agreed and declared that if at any time during
 FOR DEPOSIT                the Term the Landlord shall assign the

                             Landlord's interest in the reversion immediately expectant upon the Term and if the Landlord shall also transfer to the assignee of the reversion the Deposit or such part thereof as is then held by the Landlord under this Agreement, forthwith upon such transfer of the Deposit or such part there, of as aforesaid and provided that a notice containing particulars of the same shall have been served on the Tenant the Landlord shall be absolutely discharged and exonerated from the Landlord's obligation to refund the Deposit to the Tenant contained in clause 7 hereof and the Tenant shall waive all its rights and claims hereunder against the Landlord in respect of the Deposit.

                        (2) The Tenant hereby irrevocably consents and authorizes such transfer of the Deposit or such part thereof as aforesaid and undertakes and agrees to enter into an agreement in such form, with such party or parties and at such time as the Landlord may reasonably require to give better effect to the provisions of sub-clause (a) above.

WAIVER OF CLAIM     9.  The Tenant hereby expressly waives its right (if any) to
 AGAINST                claim against the Mortgagee for the return of all rental
 MORTGAGEE              deposit paid by the Tenant hereunder in the event of the
                        Mortgagee entering into possession of the Property in exercise of its rights and powers conferred on the Mortgagee by the Charges registered in the Land Registry by Memorials Nos. 3606359, 4343022 and 4823933.

SUBJECT TO          10. The making of this Tenancy Agreement is subject to the
 MORTGAGEE'S            written consent or approval of the Landlord's existing
 CONSENT                mortgagee(s).

RENT FREE PERIOD    11. The Landlord agrees that no Rent or any part thereof
                        shall be paid by the Tenant during the Rent Free Period and the Tenant shall only be responsible for payment of the Government Rates, Management Charge and Air Conditioning Charges during the Rent Free Period.

LANDLORD'S          12. Upon the signing of this Agreement, the Landlord shall
 UNDERTAKING            Undertaking arrange the clean up work and repairs of the
                        air-conditioning units inside the Property to be carried out and shall pay the costs of such clean up and repairs work.

     AS WITNESS the hands of the parties hereto on the date specified as the Date of Agreement in the Particulars.



SIGNED by Zhang Yuxin, director,            )
for and on behalf of the Landlord           )
in the presence of :-                       )      /s/ Zhang Yuxin
                                                   ---------------


        /s/ [illegible]
        ---------------

SIGNED by Chu Wai Man, director,            )
for and on behalf of the Tenant             )
in the presence of :-                       )      /s/ Chu Wai Man
                                                   ---------------


        /s/ Chow Siu Nam
        ----------------



RECEIVED on the date stated on the                      )
Date of Agreement in the particulars written            )
of and from the Tenant the sum of                       )
HONG KONG DOLLARS NINETY SIX                            )
THOUSAND NINE HUNDRED AND                               )
FIFTEEN ONLY-------------------------------             )  HK$96,915.00
being the security deposit above expressed              )
to be paid by the Tenant to the Landlord                )


WITNESS to the signature:-

                      DATED the 1lth day of January , 2001


                               CHINASOUND LIMITED


                                       and


                          SUPPLY CHAIN SERVICES LIMITED



                                ----------------

                        T E N A N C Y  A G R E E M E N T


           relating to 5th Floor on Guangdong Textile Centre,

              Nos. 22, 24 and 26, Minden venue, Kowloon, Hong Kong.

                                ----------------



                          S. K. LAM, ALFRED CHAN & CO.,
                             Solicitors & Notaries,
                       202, Dina House, Ruttonjee Centre,
                           11 Duddell Street, Central,
                                    Hong Kong
                              Ref: S/S/TEN:C4456/00
                           Doc: PARTICULARS-GUANGDONG5